SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is February 1, 2017.

MFS® Absolute Return Fund

 Effective immediately, the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:
Portfolio Manager(s)

Portfolio Manager	Since	Title
Alexander Mackey	February 2017	Investment Officer of MFS
Benjamin Nastou	2011	Investment Officer of MFS
Natalie Shapiro	2011	Investment Officer of MFS
Effective immediately, the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund" is restated in its entirety as follows:
Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI.

Portfolio Manager	Primary Role	Five Year History
Alexander Mackey	Debt Instruments Portfolio Manager	Employed in the investment area of MFS since 2001
Benjamin Nastou	Tactical Asset Allocation Overlay Portfolio Manager	Employed in the investment area of MFS since 2001
Natalie Shapiro	Tactical Asset Allocation Overlay Portfolio Manager	Employed in the investment area of MFS since 1997

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